                         Exhibit 99.1

Contact: Ira M. Birns, Executive Vice President & Chief Financial Officer Glenn Klevitz Vice President, Treasury & Investor Relations 305-428-8000

World Fuel Services Corporation Reports Fourth Quarter and Full Year 2018 Results
---Surpasses $1 Billion of Gross Profit---
---Significantly Improves Operating Leverage---

MIAMI—February 21, 2019-- World Fuel Services Corporation (NYSE: INT)
Fourth-Quarter 2018 Highlights

•	Total gross profit of $262.2 million, up 14% year-over-year

•	Adjusted EBITDA of $90.7 million, up 48% year-over-year

•	GAAP net income of $29.6 million, or $0.44 per diluted share

•	Adjusted net income of $33.7 million, or $0.50 per diluted share

Full-Year 2018    Highlights

•	Total gross profit of $1.02 billion, up 9% year-over-year

•	Adjusted EBITDA of $360.3 million, up 20% year-over-year

•	GAAP net income of $127.7 million, or $1.89 per diluted share

•	Adjusted net income of $142.9 million, or $2.11 per diluted share

Fiscal Year 2018 Highlights
“2018 was a year of continuing transformation for World Fuel and our actions advanced our value creation strategy of continuous cost management and sharpening our portfolio to drive enhanced returns,” stated Michael J. Kasbar, chairman and chief executive officer of World Fuel Services Corporation. “Our business performed well in 2018, led by record results in our aviation segment and a solid rebound in profitability in marine. We are optimistic about our efforts to reposition our land portfolio and drive operating efficiencies and profitable growth in our global land business in 2019.”

For the full year, our aviation segment generated gross profit of $507.8 million, an increase of 15% year-over-year, primarily driven by solid organic growth in our international fueling operations and increased government-related activity. Our marine segment generated gross profit of $145.8 million, an increase of 16% year-over-year, principally related to stronger performance in our core resale operations. Our land segment generated gross profit of $364.9 million, relatively flat year-over-year, with growth in commercial and industrial activity in the U.S., our Kinect global energy services platform and our MultiService payment solutions business, offset by the elimination of certain non-core activities.

“Our heightened focus and execution on cost management initiatives resulted in a 425 basis point improvement in operating leverage in 2018 compared to the prior year,” said Ira M. Birns, executive vice president and chief financial officer. “Record adjusted EBITDA contributed to a reduction in net debt-to-EBITDA to 1.4x, the lowest level since 2015, providing us with additional liquidity to fund organic growth and strategic investment opportunities.”

Non-GAAP Financial Measures
This press release contains non-GAAP financial measures, including adjusted net income, adjusted diluted earnings per share, adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”), and net debt (collectively, the “Non-GAAP Measures”). The Non-GAAP measures exclude acquisition-related charges and severance and restructuring charges primarily because we do not believe they are reflective of the Company’s core operating results. We believe that the Non-GAAP Measures, when considered in conjunction with our financial information prepared in accordance with GAAP, are useful to investors to further aid in evaluating the ongoing financial performance of the Company and to provide greater transparency as supplemental information to our GAAP results.
Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In addition, our presentation of the Non-GAAP Measures may not be comparable to the presentation of such metrics by other companies. Non-GAAP diluted earnings per common share is computed by dividing non-GAAP net income attributable to World Fuel Services and available to common shareholders by the sum of the weighted average number of shares of common stock, stock units, restricted stock entitled to dividends not subject to forfeiture and vested restricted stock units outstanding during the period and the number of additional shares of common stock that would have been outstanding if our outstanding potentially dilutive securities had been issued. Investors are encouraged to review the reconciliation of these Non-GAAP Measures to their most directly comparable GAAP financial measures in this press release and on our website.
Information Relating to Forward-Looking Statements
This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our value creation strategy, our beliefs and expectations with respect to repositioning our land portfolio and driving operating efficiencies and profitable growth in our global land business in 2019, as well as our expectations about our liquidity, organic growth and strategic investment opportunities. These forward-looking statements are qualified in their entirety by cautionary statements and risk factor disclosures contained in the Company’s Securities and Exchange Commission (“SEC”) filings, including the Company’s most recent Annual Report on Form 10-K filed with the SEC. Actual results may differ materially from any forward-looking statements due to risks and uncertainties, including, but not limited to: our ability to effectively leverage technology and operating systems and realize the anticipated benefits, our ability to successfully execute and achieve efficiencies and other benefits related to our transformation initiatives, our ability to achieve the expected level of benefit from our restructuring activities and cost reduction initiatives, unanticipated tax liabilities or adverse results of tax audits, assessments, or disputes, the loss of, or reduced sales, to a significant government customer such as the North Atlantic Treaty Organization, our ability to successfully implement our growth strategy, our ability to effectively integrate acquired businesses and recognize the anticipated benefits, risks related to the complexity of U.S. Tax Reform and our ability to accurately predict its impact on our returns and future earnings, our ability to capitalize on new market opportunities and changes in supply and other market dynamics in the regions where we operate, potential liabilities and the extent of any insurance coverage, the outcome of pending litigation and other proceedings, the impact of quarterly fluctuations in results, particularly as a result of seasonality, the creditworthiness of our customers and counterparties and our ability to collect accounts receivable, fluctuations in world oil prices or foreign currency, changes in political, economic, regulatory, or environmental conditions, adverse conditions in the markets or industries in which we or our customers and suppliers operate, supply disruptions, border closures and other logistical difficulties that can arise when sourcing and delivering fuel in areas that are actively engaged in war or other military conflicts, our failure to effectively hedge certain financial risks associated with the use of derivatives, non-performance by counterparties or customers on derivatives contracts, uninsured losses, the impact of natural disasters, adverse results in legal disputes, our ability to retain and attract senior management and other key employees and other risks detailed from time to time in our SEC filings. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, changes in expectations, future events, or otherwise, except as required by law.

About World Fuel Services Corporation
Headquartered in Miami, Florida, World Fuel Services is a global energy management company involved in providing energy procurement advisory services, supply fulfillment and transaction and payment management solutions to commercial and industrial customers, principally in the aviation, marine and land transportation industries. World Fuel Services sells fuel and delivers services to its clients at more than 8,000 locations in more than 200 countries and territories worldwide.
For more information, call 305-428-8000 or visit www.wfscorp.com.
-- Some amounts in this press release may not add due to rounding. All percentages have been calculated using unrounded amounts --

WORLD FUEL SERVICES CORPORATION
CONSOLIDATED BALANCE SHEETS
 (Unaudited - In millions, except per share data)

	As of
	December 31,	December 31,
	2018	2017
Assets:
Current assets:
Cash and cash equivalents	$211.7	$372.3
Accounts receivable, net	2,751.3	2,705.6
Inventories	523.1	505.0
Prepaid expenses	65.7	64.4
Short-term derivative assets, net	155.2	51.1
Other current assets	279.6	241.9
Total current assets	3,986.7	3,940.4
Property and equipment, net	349.1	329.8
Goodwill	852.7	845.5
Identifiable intangible and other non-current assets	499.0	472.1
Total assets	$5,687.5	$5,587.8
Liabilities:
Current liabilities:
Current maturities of long-term debt and capital leases	$40.7	$25.6
Accounts payable	2,404.5	2,239.7
Customer deposits	125.2	108.3
Accrued expenses and other current liabilities	376.9	344.9
Total current liabilities	2,947.3	2,718.6
Long-term debt	659.1	884.6
Non-current income tax liabilities, net	194.6	202.4
Other long-term liabilities	54.9	44.2
Total liabilities	3,855.9	3,849.8
Commitments and contingencies
Equity:
World Fuel shareholders' equity:
Preferred stock, $1.00 par value; 0.1 shares authorized, none issued	—	—
Common stock, $0.01 par value; 100.0 shares authorized, 67.0 and 67.7 issued and outstanding as of December 31, 2018 and December 31, 2017, respectively	0.7	0.7
Capital in excess of par value	340.4	354.9
Retained earnings	1,606.1	1,492.8
Accumulated other comprehensive loss	(131.7)	(126.5)
Total World Fuel shareholders' equity	1,815.4	1,721.9
Noncontrolling interest	16.1	16.0
Total equity	1,831.6	1,738.0
Total liabilities and equity	$5,687.5	$5,587.8

WORLD FUEL SERVICES CORPORATION
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
 (Unaudited – In millions, except per share data)

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
	2018	2017	2018	2017
Revenue	$9,988.6	$8,872.0	$39,750.3	$33,695.5
Cost of revenue	9,726.3	8,642.1	38,731.8	32,763.3
Gross profit	262.2	229.9	1,018.5	932.2
Operating expenses:
Compensation and employee benefits	109.9	113.8	442.1	428.2
General and administrative	84.2	81.9	299.6	306.9
Goodwill and other impairments	—	91.9	—	91.9
Restructuring charges	4.9	59.6	17.1	59.6
	199.0	347.2	758.8	886.6
Income from operations	63.2	(117.2)	259.7	45.6
Non-operating expenses, net:
Interest expense and other financing costs, net	(18.5)	(18.1)	(71.0)	(60.3)
Other income (expense), net	(1.8)	(1.3)	(3.8)	(6.4)
	(20.3)	(19.4)	(74.8)	(66.7)
Income (loss) before income taxes	42.9	(136.7)	184.9	(21.1)
Provision for income taxes	13.2	57.0	55.9	149.2
Net income (loss) including noncontrolling interest	29.8	(193.7)	129.0	(170.3)
Net income (loss) attributable to noncontrolling interest	0.1	(0.6)	1.3	(0.1)
Net income (loss) attributable to World Fuel	$29.6	$(193.1)	$127.7	$(170.2)

Basic earnings per common share	$0.44	$(2.86)	$1.89	$(2.50)

Basic weighted average common shares	67.1	67.4	67.4	68.1

Diluted earnings per common share	$0.44	$(2.86)	$1.89	$(2.50)

Diluted weighted average common shares	67.4	67.4	67.7	68.1

Comprehensive income:
Net income (loss) including noncontrolling interest	$29.8	$(193.7)	$129.0	$(170.3)
Other comprehensive income (loss):
Foreign currency translation adjustments	(4.3)	0.3	(27.3)	30.1
Cash flow hedges, net of income tax expense of $9.9 and income tax benefit of $1.3 for the three months ended December 31, 2018 and 2017, respectively, and net of income tax expense of $7.0 and income tax benefit of $0.3 for the twelve months ended December 31, 2018 and 2017, respectively	29.4	(2.1)	21.0	(0.3)
Other comprehensive income (loss):	25.1	(1.8)	(6.3)	29.8
Comprehensive income (loss) including noncontrolling interest	54.8	(195.5)	122.6	(140.5)
Comprehensive income (loss) attributable to noncontrolling interest	0.1	(0.1)	(1.2)	1.5
Comprehensive income (loss) attributable to World Fuel	$54.8	$(195.4)	$123.8	$(142.0)

WORLD FUEL SERVICES CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited - In millions)

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
	2018	2017	2018	2017
Cash flows from operating activities:
Net income (loss) including noncontrolling interest	$29.8	$(193.7)	$129.0	$(170.3)
Adjustments to reconcile net income including noncontrolling interest to net cash provided by operating activities:
Depreciation and amortization	22.2	21.9	81.5	86.0
Provision for bad debt	17.5	3.0	25.1	9.3
Goodwill and other impairments	—	91.9	—	91.9
Restructuring Charges	—	25.7	—	25.7
Share-based payment award compensation costs	0.3	6.0	8.3	21.2
Deferred income tax provision (benefit)	(1.5)	35.1	(3.2)	13.9
Foreign currency losses, net	3.8	(9.0)	8.7	(0.6)
Other	(2.5)	(75.8)	(3.3)	(1.2)
Changes in assets and liabilities, net of acquisitions:
Accounts receivable, net (reduced by beneficial interests received in exchange for accounts receivables sold of $0.9 and $104.0 for the three months ended December 31, 2018 and 2017, respectively, and $353.9 and $343.3 for the twelve months ended December 31, 2018 and 2017, respectively)	318.6	(212.8)	(456.9)	(705.4)
Inventories	165.3	25.6	(11.8)	(43.9)
Prepaid expenses	12.0	(9.8)	(5.3)	(19.7)
Short-term derivative assets, net	(115.6)	(28.6)	(151.3)	(0.2)
Other current assets	(16.5)	35.8	(53.4)	(13.9)
Cash collateral with financial counterparties	(10.8)	(11.2)	29.2	(26.7)
Other non-current assets	(22.2)	(11.1)	(61.5)	(30.3)
Accounts payable	(376.3)	197.5	177.7	451.2
Customer deposits	19.9	7.1	18.8	13.4
Accrued expenses and other current liabilities	79.2	77.7	72.7	77.7
Non-current income tax, net and other long-term liabilities	11.2	82.5	14.4	88.4
Total adjustments	104.6	251.3	(310.4)	36.8
Net cash provided by (used in) operating activities	134.3	57.6	(181.4)	(133.5)
Cash flows from investing activities:
Cash receipts of retained beneficial interests in receivable sales	12.3	102.5	369.8	338.8
Acquisition of businesses, net of cash acquired	(0.2)	(26.1)	(21.3)	(120.7)
Capital expenditures	(26.0)	(16.1)	(70.7)	(54.0)
Other investing activities, net	2.5	(4.9)	9.8	(5.4)
Net cash (used in) provided by investing activities	(11.4)	55.3	287.6	158.7
Cash flows from financing activities:
Borrowings of debt	1,523.8	972.6	6,187.2	4,472.7
Repayments of debt	(1,567.6)	(1,257.1)	(6,408.8)	(4,749.7)
Dividends paid on common stock	(4.0)	(4.0)	(16.2)	(16.3)
Purchases of common stock	—	—	(20.0)	(61.9)
Other financing activities, net	0.1	(0.3)	(2.1)	(6.3)
Net cash (used in) provided by financing activities	(47.7)	(288.9)	(259.8)	(361.6)
Effect of exchange rate changes on cash and cash equivalents	(5.5)	2.4	(7.0)	10.3
Net increase (decrease) in cash and cash equivalents	69.7	(173.6)	(160.6)	(326.2)
Cash and cash equivalents, as of beginning of period	142.1	546.0	372.3	698.6
Cash and cash equivalents, as of end of period	$211.7	$372.3	$211.7	$372.3

* The adoption of ASU 2016-15 resulted in operating cash flow decreases and investing cash flow increases of $12.3 million and $102.5 million for the three months ended December 31, 2018 and 2017, respectively, and $369.8 million and $338.8 million for the twelve months ended December 31, 2018 and 2017, respectively.

WORLD FUEL SERVICES CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited - In millions, except per share data)

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
Non-GAAP financial measures and reconciliation:	2018	2017	2018	2017
Net income attributable to World Fuel	$29.6	$(193.1)	$127.7	$(170.2)
Goodwill and other impairments	—	91.9	—	91.9
Acquisition related charges	0.3	5.1	2.0	12.0
Severance and other restructuring-related costs	4.9	59.6	17.1	66.6
Valuation allowance against the net U.S. deferred tax assets	—	(76.9)	—	—
Income tax impacts	(1.1)	(27.1)	(4.0)	(31.1)
Tax impact of the Tax Cuts and Jobs Act of 2017	$—	$157.4	$—	$157.4
Adjusted net income attributable to World Fuel	$33.7	$17.0	$142.9	$126.6

Diluted earnings per common share	$0.44	$(2.86)	$1.89	$(2.50)
Goodwill and other impairments	—	1.36	—	1.35
Acquisition related charges	—	0.08	0.03	0.18
Severance and other restructuring-related costs	0.07	0.88	0.25	0.98
Valuation allowance against the net U.S. deferred tax assets	—	(1.14)	—	—
Income tax impacts	(0.02)	(0.40)	(0.06)	(0.46)
Tax impact of the Tax Cuts and Jobs Act of 2017	$—	$2.33	$—	$2.31
Adjusted diluted earnings per common share	$0.50	$0.25	$2.11	$1.86

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
Non-GAAP financial measures and reconciliation:	2018	2017	2018	2017
Income from operations	$63.2	$(117.2)	$259.7	$45.6
Goodwill and other impairments	—	91.9	—	91.9
Depreciation and amortization	22.2	21.8	81.5	86.1
Acquisition-related charges	0.3	5.1	2.0	11.2
Severance and other restructuring-related costs	4.9	59.6	17.1	66.0
Adjusted EBITDA(1)	$90.7	$61.2	$360.3	$300.8

(1)
The Company defines adjusted EBITDA as income from operations, excluding the impact of depreciation and amortization, and items that are considered to be non-operational and are not representative of our core business, including those associated with severance, restructuring and acquisition-related costs.

WORLD FUEL SERVICES CORPORATION
BUSINESS SEGMENTS INFORMATION
 (Unaudited - In millions)

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
Revenue:	2018	2017	2018	2017
Aviation segment	$4,900.8	$4,006.7	$19,119.7	$14,538.2
Land segment	2,705.7	2,840.1	11,381.1	10,958.0
Marine segment	2,382.0	2,025.3	9,249.5	8,199.3
	$9,988.6	$8,872.0	$39,750.3	$33,695.5
Gross profit:
Aviation segment	$129.7	$105.7	$507.8	$440.5
Land segment	91.1	95.3	364.9	365.8
Marine segment	41.3	29.0	145.8	126.0
	$262.2	$229.9	$1,018.5	$932.2
Income from operations:
Aviation segment	$62.3	$41.2	$250.6	$192.9
Land segment	10.1	(54.7)	47.8	(7.9)
Marine segment	7.0	(77.7)	37.8	(57.8)
	79.4	(91.3)	336.3	127.2
Corporate overhead - unallocated	(16.2)	(26.1)	(76.6)	(81.6)
	$63.2	$(117.2)	$259.7	$45.6

SALES VOLUME SUPPLEMENTAL INFORMATION
 (Unaudited - In millions)

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
Volume (Gallons):	2018	2017	2018	2017
Aviation Segment	2,047.2	2,016.6	8,194.0	7,938.3
Land Segment (1)	1,356.4	1,473.5	5,591.8	5,940.4
Marine Segment (2)	1,607.4	1,619.3	6,261.3	7,007.9
Consolidated Total	5,011.0	5,109.4	20,047.1	20,886.6

(1)	Includes gallons and gallon equivalents of British Thermal Units (BTU) for our natural gas sales and Kilowatt Hours (KwH) for our Kinect power business.

(2)	Converted from metric tons to gallons at a rate of 264 gallons per metric ton. Marine segment metric tons were 6.1 and 23.7 for the three and twelve months ended December 31, 2018.

CONTACT:
World Fuel Services Corporation
Ira M Birns, 305-428-8000
Executive Vice President & Chief Financial Officer

Glenn Klevitz, 305-428-8000
Vice President, Treasury & Investor Relations